Hatteras Core Alternatives Institutional Fund, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.
(the "Funds")

January 12, 2016

Supplement to the Prospectus and Statement of Additional Information ("SAI")
dated July 29, 2015, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Acquisition of the Advisor

Effective January 5, 2016, Raleigh Acquisition LLC (the "Purchaser"), a newly formed Delaware limited liability company managed by the same persons who managed Hatteras Funds, LLC ("Hatteras" or the "Advisor"), purchased from RCS Capital Corporation ("RCS") and RCS Capital Holdings, LLC, a direct wholly-owned subsidiary of RCS ("RCS Holdings," and together with RCS, the "Seller") 100% of the limited liability company interests of Hatteras, the investment adviser to the Funds, and assumed certain liabilities of Hatteras (the "Purchase"). The Purchase resulted in a change of control of Hatteras and, therefore, constituted an "assignment" within the meaning of the Investment Company Act of 1940 (the "1940 Act") of (i) the existing investment advisory agreement between Hatteras and Hatteras Master Fund, L.P. (the "Master Fund"), the fund in which the Funds invest substantially all of their assets, and (ii) the existing investment sub-advisory agreement among Hatteras, Morgan Creek Capital Management, LLC ("MCCM") and the Master Fund. The existing investment advisory and sub-advisory agreements automatically terminated upon their assignment pursuant to certain provisions of the 1940 Act and were replaced by interim investment advisory and sub-advisory agreements approved by the Board of Directors of the Funds on December 10, 2015. The interim advisory and sub-advisory agreements will remain in effect for a period of up to 150 days or until a new investment advisory agreement between Hatteras and the Master Fund and a new investment sub-advisory agreement by and among MCCM, Hatteras and the Master Fund are approved by the partners of the Master Fund based upon voting instructions received from the Funds. A special meeting of partners of the Funds is scheduled for January 21, 2016.

Following the Purchase, Hatteras Funds, LLC subsequently converted to a limited partnership in a transaction that was determined not to result in a change of control or management of the Advisor. Therefore, all references to "Hatteras Funds, LLC" are deleted and replaced with "Hatteras Funds, LP."

The following information replaces the first paragraph of the section titled "Investment Management Services" beginning on page 25 of the SAI.

Effective January 5, 2016, Raleigh Acquisition LLC (the "Purchaser"), a Delaware limited liability company managed by the same persons who managed Hatteras

Funds, LLC ("Hatteras" or the "Advisor"), purchased from RCS Capital Corporation ("RCS") and RCS Capital Holdings, LLC, a direct wholly-owned subsidiary of RCS ("RCS Holdings," and together with RCS, the "Seller") 100% of the limited liability company interests of Hatteras, the investment adviser to the Funds, and assumed certain liabilities of Hatteras (the "Purchase"). The Purchase resulted in a change of control of Hatteras and, therefore, constituted an "assignment" within the meaning of the 1940 Act of (i) the existing investment advisory agreement between Hatteras and the Master Fund, the fund in which the Funds invest substantially all of their assets, and (ii) the existing investment sub-advisory agreement among Hatteras, Morgan Creek Capital Management, LLC and the Master Fund. The existing investment advisory and sub-advisory agreements automatically terminated upon their assignment pursuant to certain provisions of the 1940 Act and were replaced by interim investment advisory and sub-advisory agreements approved by the Board of Directors of the Funds on December 10, 2015. The interim advisory and sub-advisory agreements will remain in effect for a period of up to 150 days or until a new investment advisory agreement between Hatteras and the Master Fund and a new investment sub-advisory agreement by and among MCCM, Hatteras and the Master Fund are approved by the partners of the Master Fund based upon voting instructions received from the Funds. A special meeting of partners of the Funds is scheduled for January 21, 2016.

The Advisor, the investment manager to the Master Fund, and MCCM, the sub-advisor to the Master Fund are subject to the ultimate supervision of and subject to any policies established by the Board. The Advisor is a wholly-owned subsidiary of Raleigh Acquisitions. David B. Perkins, Interested Trustee, is Chief Executive Officer of the Advisor. MCCM is controlled by Mark W. Yusko, Founder, Chief Executive Officer and Chief Investment Officer of MCCM.

Please retain this Supplement with your Prospectus and SAI
for future reference.